UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT
         Pursuant to Section 13 or 15(d) of the Securities Exchange Act
            of 1934 Date of Report (Date of earliest event reported):
                                 March 16, 2007
                              PRIME RESOURCE, INC.
             (Exact name of registrant as specified in its charter)

               UTAH                       333-88480             #04-3648721
 (State or other jurisdiction of         (Commission         (I.R.S. Employer
  incorporation or organization)        File Number)      Identification Number)

1245 East Brickyard Road, Suite 590, Salt Lake City, UT         84106
      (Address of Principal Executive Offices)                (Zip Code)

                                 (801) 433-2000
               Registrant's Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)


[]   Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[]   Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))




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Item 1.01.  Entry Into A Material Definitive Agreement

     On March 16, 2007, Prime Resource, Inc. ("Prime"), entered into a Second Amendment to the Agreement and Plan of Merger (the "Second Amendment") with Prime Acquisition, Inc., a wholly-owned subsidiary of Prime ("Merger Sub") and Broadband Maritime Inc. ("Broadband Maritime").

     The Amendment amends the Agreement and Plan of Merger, dated as of January 15, 2007 among Prime, Merger Sub and Broadband Maritime, as amended by the First Amendment to the Agreement and Plan of Merger, dated February 13, 2007, (the "Merger Agreement"), as further set forth in the Second Amendment to change the Closing Date to as soon as practicable on or before March 31, 2007.

Forward Looking Statements

     Safe Harbor Statements under The Private Securities Litigation Reform Act of 1995: This report contains forward-looking statements, including statements regarding expectations for the acquisition of Broadband Maritime. Such statements are subject to certain risks and uncertainties, and actual circumstances, events or results may differ materially from those projected in such forward-looking statements. Factors that could cause or contribute to differences include, but are not limited to, the risk that the merger transaction may not be completed by April 30, 2007, or at all; risks related to the inability to obtain, or meet conditions imposed for, governmental and other approvals of the transaction; and risks related to any uncertainty surrounding the transaction. We caution investors not to place undue reliance on any forward-looking statements. We do not undertake, and specifically disclaim any obligation, to update or revise such statements to reflect new circumstances or unanticipated events as they occur.

EXHIBITS:

     2.   Second  Amendment  to  Agreement  and Plan of Merger,  dated March 16,
          2007.

     99.  Press Release, dated March 19, 2007



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                                   SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       PRIME RESOURCE, INC.


Date: March 16, 2007                   /s/ Terry M. Deru
                                       ---------------------------
                                       Terry M. Deru
                                       President











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